Exhibit 99.1
                                                                    ------------


                             Joint Filer Information
                             -----------------------


Date of Event Requiring Statement:              February 11, 2008

Issuer Name and Ticker or Trading Symbol:       Domino's Pizza, Inc. (DPZ)

Designated Filer:                               Blue Harbour Group, LP

Other Joint Filers:                             Blue Harbour Strategic Value
                                                Partners Master Fund, LP; Blue
                                                Harbour Institutional Partners
                                                Master Fund, L.P.; Blue Harbour
                                                GP, LLC; Blue Harbour Holdings,
                                                LLC; and Clifton S. Robbins

Address of Joint Filers:                        The principal business address
                                                of each of the Joint Filers
                                                listed above is 646 Steamboat
                                                Road, Greenwich, CT 06830.

Relationship of Joint Filer to Issuer:          10% Owner (1)


Signatures:

                                          BLUE HARBOUR STRATEGIC VALUE
                                          PARTNERS MASTER FUND, LP

                                            By:  Blue Harbour GP, LLC,
                                                 its general partner

                                              By:  /s/  Clifton S. Robbins
                                                 -------------------------------
                                                 Name:   Clifton S. Robbins
                                                 Title:  Managing Member

                                          BLUE HARBOUR INSTITUTIONAL PARTNERS
                                          MASTER FUND, L.P.

                                            By:  Blue Harbour GP, LLC,
                                                 its general partner

                                              By:  /s/  Clifton S. Robbins
                                                 -------------------------------
                                                 Name:   Clifton S. Robbins
                                                 Title:  Managing Member







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                                          BLUE HARBOUR GP, LLC

                                              By:  /s/  Clifton S. Robbins
                                                 -------------------------------
                                                 Name:   Clifton S. Robbins
                                                 Title:  Managing Member

                                          BLUE HARBOUR HOLDINGS, LLC

                                              By:  /s/  Clifton S. Robbins
                                                 -------------------------------
                                                 Name:   Clifton S. Robbins
                                                 Title:  Managing Member


                                           /s/  Clifton S. Robbins
                                          -------------------------------
                                          Clifton S. Robbins



(1) Directly owned by Blue Harbour Strategic Value Partners Master Fund, LP and Blue Harbour Institutional Partners Master Fund, L.P. Indirectly owned by Blue Harbour Group, LP, Blue Harbour GP, LLC, Blue Harbour Holdings, LLC and Clifton
S. Robbins.


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